SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 5, 1996

                    Technology Flavors & Fragrances, Inc.
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           (Exact name of Registrant as specified in its charter)


                                  Delaware
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               (State or other jurisdiction of incorporation)



         0-26682                               11-3199437
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(Commission File Number)           (I.R.S. Employer Identification No.)


10 Edison Street, East, Amityville, New York               11701
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     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (516) 842-7600


                              Not Applicable
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       (Former name or former address, if changed since last report.)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     At a meeting held on June 5, 1996, the Board of Directors of Technology Flavors & Fragrances, Inc. (the "Company") and the audit committee of the Board of Directors approved, effective June 11, 1996, (i) the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1996 and (ii) the dismissal of Coopers & Lybrand L.L.P. as auditors for the Company.

     The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused Coopers & Lybrand L.L.P. to make reference to the subject matter in their report.

     The Company has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 11, 1996, is filed as Exhibit 1 to this Form 8-K.


ITEM 5.   OTHER EVENTS.

     On June 5, 1996, Paul E. Hoffmann, the Secretary and Treasurer of the Company, resigned from his position as a director of the Company. The Board of Directors appointed Richard Higgins as a director to fill the vacancy created by Mr. Hoffmann's resignation from the Board of Directors. Mr. Higgins was appointed by the Board of Directors to serve as a director until the next annual meeting of the stockholders of the Company and until his successor is elected and qualified. Mr. Hoffmann retained his executive positions of Secretary and Treasurer of the Company.

     On June 5, 1996, the Board of Directors appointed Richard Higgins as the Executive Vice President and Chief Operating Officer of the Company. Mr. Higgins will retain his duties as President of the Seafla Division of the Company.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 1      Letter from Coopers & Lybrand L.L.P.



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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Technology Flavors & Fragrances, Inc.
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                                      (Registrant)



Date:  June 11, 1996          By: /s/ Paul E. Hoffmann
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                                 Paul E. Hoffmann
                                 Secretary and Treasurer